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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Vaso Active Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the three month period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Frattaroli, Acting Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Joseph Frattaroli
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        Acting Chief Executive Officer (principal executive officer)
        Chief Financial Officer (principal financial officer)
        November 15, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO VASO ACTIVE PHARMACEUTICALS, INC. AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.